SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                     ____________

                                       FORM 8-K
                                     ____________




                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                    Date of Report
                                    August 5, 1994



                            Commission file number  1-8948


                               INTELOGIC TRACE, INC.
           (Exact name of registrant as specified in its charter)

         New York                              74-2368260
 (State or other jurisdiction of          (I. R. S. Employer
  incorporation or organization)          Identification No.)


  Turtle Creek Tower I
  P. 0. Box 400044, San Antonio, Tx.          78229-8415
  (Address of principal executive offices)    (Zip Code)

                          210-593-5700
        (Registrant's telephone number, including area code)



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          Item  3.  BANKRUPTCY OR RECEIVERSHIP

               Intelogic Trace, Inc. filed a voluntary petition on August 5, 1994 under Chapter 11 of the Bankruptcy Act, Case No. 94-52172-C, in the United States Bankruptcy Court, Western District of Texas, San Antonio Division, Judge Leif M. Clark presiding. Intelogic Trace, Inc., as Debtor in Possession, will continue to operate and manage its affairs. Intelogic Trace, Inc. also filed on August 5, 1994, a proposed Chapter 11 plan, a copy of which is attached as an Exhibit to this report. The plan has not yet been approved by the Bankruptcy Court.

          Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits.   Chapter  11 Plan of  Intelogic Trace,  Inc.
          dated August 5, 1994.











                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTELOGIC TRACE, INC.





          Date: August 5, 1994        By:  /Philip D. Freeman
                                      Philip D. Freeman
                                      Senior Vice President,
                                      General Counsel and Secretary

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                              EXHIBIT INDEX

                                                  Sequentially
   Exhibit No.          Description               Numbered Pages

     2.1          Chapter 11 Plan of Intelogic         4
                  Trace, Inc.